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AUGUST 2020

AFL-CIO HIT

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

The AFL-CIO Housing Investment Trust (HIT) is a $6.5 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

AFL-CIO HIT Subsidiary Building America CDE, Inc. Allocates $14.5 Million in New Markets Tax Credits for Sugar Hill in Detroit, MI


sugar hill arts

The AFL-CIO Housing Investment Trust's (HIT's) subsidiary, Building America CDE, Inc. (Building America), allocated $14.5 million of New Markets Tax Credits (NMTC) to the $35.1 million mixed use Sugar Hill Arts District development in the Midtown area of Detroit, Michigan.

The Sugar Hill development will create an inclusive community, reinforcing urban vitality in one of Detroit's most dynamic districts. The Sugar Hill project is part of a larger master plan revitalization effort in the Midtown neighborhood intended to increase housing stock and create a vibrant street front. The development will further the revitalization of Midtown and help ensure that lower income households and local businesses are supported and not supplanted.

Sugar Hill will offer workforce, market-rate, and affordable housing, including for previously homeless veterans. Sugar Hill's veteran tenants will also have access to vouchers to obtain wraparound supportive services, including health care, mental health treatment and counseling to help them in the recovery process and remain housed in the community. The development is located across the street from the John Dingell Veterans Administration Medical Center, which provides primary care and other services.

The remaining units will be marketed to artists, teachers, and professionals from the surrounding cultural district and medical campuses. New commercial space with a green pedestrian walkway will serve neighborhood patrons.

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"This project is an important milestone for Detroit and for our union workforce in the city. The employment opportunities created at Sugar Hill will bring construction workers and their families the wages and benefits they deserve, especially important in the midst of the COVID pandemic. We are proud to be part of the Sugar Hill project."

— Patrick Devlin, Secretary Treasurer
Michigan Building and Construction Trades Council

Building America Investment $14.5 Million	Total Development Cost $35.1 Million	68 Units of Housing, with 20 Affordable Units (12 for veterans at 60-80% AMI)	314,560 Hours of Union Construction Work Generated	$9.8 Million Tax Revenue Generated	$67.8 Million Total Economic Benefit

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

Building America was established as a subsidiary of the HIT in 2010. The U.S. Treasury Department's Community Development Financial Institutions (CDFI) Fund certified Building America as a Community Development Entity, making it eligible to offer federal NMTC to investors. CDFI has awarded Building America $185 million of these tax credits since 2011.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. Data is current as of July 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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